================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                              ------------------


                                   FORM 8-K/A



                                 CURRENT REPORT,
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



 DATE OF REPORT (Date of earliest event reported): May 13, 1998 (April 24, 1998)



                              STERLING VISION, INC.
               (Exact Name of Registrant as Specified in Charter)




          New York                     1-14128               11-3096941
----------------------------   -----------------------    ----------------
(State or Other Jurisdiction   (Commission File Number)    (I.R.S. Employer
     of Incorporation)                                    Identification No.)

                             1500 Hempstead Turnpike
                           East Meadow, New York 11554
                           ---------------------------
                    (Address of Principal Executive Offices)




                                 (516) 390-2100
                                 --------------
              (Registrant's telephone number, including area code)

================================================================================

Item 4.           Changes in Registrant's Certifying Accountant.

         On or about April 15, 1998, the members of the Registrant's Executive and Audit Committees considered the reappointment of Deloitte & Touche LLP ("Deloitte"), the Company's principal accountants which audited its financial statements for the fiscal years ended December 31, 1995 through December 31, 1997, and determined it was in the best interest of the Company to select another firm of independent public accountants, as the auditors of the Company for the 1998 fiscal year. In response to such determination, certain of the Company's management team commenced their selection process by interviewing a number of other firms of certified public accountants.

         On April 24, 1998, the Audit Committee recommended to the Board that it select Arthur Andersen LLP ("Andersen") as such auditors, which recommendation was so accepted by the Board. Also, on April 24, 1998, Deloitte notified the Company, in writing, of its decision to resign as the Company's auditors, effective immediately.

         Deloitte's report for fiscal years ended December 31, 1996 and 1997 did not contain an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles.

         For the year ended December 31, 1997: (i) management and Deloitte disagreed on the treatment, for financial accounting purposes, of the Company's Convertible Debentures Due August 25, 1998, which was ultimately resolved to Deloitte's satisfaction; and (ii) Deloitte advised management of a reportable condition regarding inventory controls. The Company is addressing this issue through the installation, in its Company operated stores, of a point-of-sale computer system. In addition, Deloitte has advised the Company that it is in disagreement with the

Company's proposed 1998 accounting treatment of its Senior Convertible Preferred Stock.

         Neither the Board of Directors nor the Audit Committee discussed these disagreements with Deloitte. The Company has authorized Deloitte to respond fully to the inquiries of Andersen concerning each of these disagreements.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.

                  (a)      Not applicable.

                  (b)      Not applicable.


                  (c)      Exhibits.

         16.      Letter from Deloitte & Touche LLP

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                       STERLING VISION, INC.

                       By:      \s\Joseph Silver
                           ----------------------------------------------------
                           Name: Joseph Silver
                           Title: Executive Vice President & General Counsel



Date: May 13, 1998